Exhibit 10.2

[●], 2024

Chardan Capital Markets, LLC

1 Pennsylvania Plaza

Suite 4800

New York, NY 10119

Re: Placement of VivoPower International PLC

Ladies and Gentlemen:

The undersigned, a holder of securities of VivoPower International PLC, a company incorporated under the laws of England and Wales (the “Company”), or in the undersigned’s capacity as a director or executive officer of the Company, understands that the Company proposes to enter into an agreement (the “Placement Agreement”) with you as the placement agent (the “Placement Agent”), providing for the public offering (the “Offering”) of the Shares. Capitalized terms used herein and not otherwise defined shall have the meanings set forth for them in the Placement Agreement.

In consideration of the Placement Agent’s agreement to proceed with the Placement of the Shares, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, for the benefit of the Company and the Placement Agent that, without the prior written consent of the Placement Agent, the undersigned will not, during the period specified in the following paragraph (the “Lock-Up Period”), directly or indirectly, unless otherwise provided herein, (a) offer, sell, agree to offer or sell, solicit offers to purchase, convert, exercise, exchange, grant any call option or purchase any put option with respect to, pledge, encumber, assign, borrow or otherwise dispose of or transfer (each a “Transfer”) any Relevant Security (as defined below) or otherwise publicly disclose the intention to do so, or (b) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder) with respect to any Relevant Security or otherwise enter into any swap, derivative or other transaction or arrangement that Transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by the delivery of Relevant Securities, other securities, cash or other consideration, or otherwise publicly disclose the intention to do so. As used herein, the term “Relevant Security” means any Ordinary Shares, or any other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for, Ordinary Shares or any other equity security of the Company, in each case owned beneficially or otherwise by the undersigned on the the Closing Date or acquired by the undersigned during the Lock-Up Period.

The Lock-Up Period will commence on the date of this Lock-up Agreement and continue and include the date that is forty-five (45) days after the Closing Date of the Offering.

In addition, the undersigned further agrees that, except for the Registration Statement or any Prospectus filed or to be filed in connection with the Offering, without the prior written consent of the Placement Agent, during the Lock-Up Period the undersigned will not: (i) file or participate in the filing with the Commission of any registration statement or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document, in each case with respect to any proposed offering or sale of a Relevant Security, or (ii) exercise any rights the undersigned may have to require registration with the Commission of any proposed offering or sale of a Relevant Security. The restrictions in this Agreement shall not apply to any exercise (including (x) a cashless exercise or (y) any broker-assisted exercise and payment of tax obligations occurring during the Lock Up Period) of options or warrants to purchase Ordinary Shares; provided that any Ordinary Shares received upon such exercise, conversion or exchange will be subject to this Lock-Up Agreement.

In furtherance of the undersigned’s obligations hereunder, the undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the share register and other records relating to, the Relevant Securities for which the undersigned is the record owner and the transfer of which would be a violation of this Lock-Up Agreement and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record owner, agrees that during the Lock-Up Period it will cause the record owner to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the share register and other records relating to, such Relevant Securities to the extent such transfer would be a violation of this Lock-Up Agreement.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Relevant Securities:

(i) as a bona fide gift or gifts,

(ii) to any trust, partnership, limited liability company or other legal entity commonly used for estate planning purposes which is established for the direct or indirect benefit of the undersigned or a member of members of the immediate family of the undersigned,

(iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 under the Securities Act) of the undersigned, (2) to limited partners, limited liability company members or stockholders of the undersigned, or (3) in connection with a sale, merger or transfer of all or substantially all of the assets of the undersigned or any other change of control of the undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Lock-Up Agreement,

(iv) if the undersigned is a trust, to the beneficiary of such trust,

(v) by testate or intestate succession,

(vi) by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, or

(vii) pursuant to the Placement Agreement;

provided, in the case of clauses (i)-(vi), that (A) such transfer shall not involve a disposition for value, (B) the transferee agrees in writing with the Placement Agent and the Company to be bound by the terms of this Lock-Up Agreement, and (C) such transfer would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that this Lock-Up Agreement has been duly authorized (if the undersigned is not a natural person) and constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date of this Lock-Up Agreement.

The undersigned, whether or not participating in the Placement, understands that the Placement Agent is proceeding with the Placement in reliance upon this Lock-Up Agreement.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company notifies the Placement Agent that it does not intend to proceed with the Offering or (ii) the Placement Agreement does not become effective, or if the Placement Agreement shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

Very truly yours,

Signature: _________________________________________

Name (printed): _____________________________________

Title (if applicable): __________________________________

Entity (if applicable): _________________________________

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